Exhibit 99.1

Third Quarter 2007 Supplemental Financial Report

Some of the enclosed information presented in this supplemental and on the Company’s October 23, 2007 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2006. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s October 23, 2007 conference call might not occur.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Table of Contents

Page
Corporate Data and Financial Highlights
Company Background	1
Financial Highlights	2
Common Stock Data	3
Consolidated Balance Sheets	4
Consolidated Statements of Operations	5
Funds From Operations and Funds Available for Distribution	6

Portfolio Data
Same Store Analysis	7
Stabilized Portfolio Occupancy Overview	8-11
Leasing Activity	12
Stabilized Portfolio Capital Expenditures	13
Lease Expiration Summary and Lease Expirations by Region	14-17
Top Ten Office and Top Ten Industrial Tenants	18
Acquisitions and Dispositions	19

Development
Stabilized Development Projects	20
In-Process and Committed Development and Redevelopment Projects	21
Future Development Pipeline	22

Debt and Capitalization Data
Capital Structure	23
Debt Analysis	24-25

Non-GAAP Supplemental Measures	26-30

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Company Background

Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate, primarily in Southern California. The Company operates as a self-administered real estate investment trust. As of September 30, 2007, the Company’s stabilized portfolio consisted of 89 office buildings and 43 industrial buildings, which encompassed an aggregate of 8.6 million and 3.9 million square feet, respectively, and was 92.6% occupied.

Board of Directors	Senior Management		Investor Relations
John B. Kilroy, Sr. Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd., Suite 200
Edward F. Brennan, Ph.D.	Jeffrey C. Hawken	Executive VP and COO	Los Angeles, CA 90064
William P. Dickey	Richard E. Moran Jr.	Executive VP and CFO	(310) 481-8400
Matthew J. Hart	Conan Cotrell	Sr. VP Marketing and Leasing	Web: www.kilroyrealty.com
Scott S. Ingraham	John T. Fucci	Sr. VP Asset Management	E-mail:investorrelations@kilroyrealty.com
John B. Kilroy, Jr.	Tyler H. Rose	Sr. VP and Treasurer
Dale F. Kinsella	Heidi R. Roth	Sr. VP and Controller
	Steve Scott	Sr. VP San Diego
	Justin W. Smart	Sr. VP Development

Equity Research Coverage

Bank of America Securities		Merrill Lynch & Co., Inc.
Mitch Germain	(212) 847-5794	Steve Sakwa	(212) 449-0335

Citigroup Investment Research		RBC Capital Markets
Michael Bilerman	(212) 816-1383	Dave Rodgers	(216) 378-7626

Deutsche Bank Securities, Inc.		Robert W. Baird & Company
Lou Taylor	(212) 250-4912	David Loeb	(414) 765-7063

Friedman, Billings, Ramsey & Co., Inc.		Stifel, Nicolaus & Company
Wilkes Graham	(703) 312-9737	John W. Guinee III	(410) 454-5520

Green Street Advisors
Michael Knott	(949) 640-8780

Kilroy Realty Corporation is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Kilroy Realty Corporation’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Kilroy Realty Corporation or its management. Kilroy Realty Corporation does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Financial Highlights

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006
INCOME ITEMS (Including Discontinued Operations):
Revenues	$67,921	$64,630	$64,077	$64,340	$63,058
Lease Termination Fees	265	1,908	831	658	475
Net Operating Income(1)	49,645	47,853	48,117	48,047	46,156
Capitalized Interest and Loan Costs	4,581	5,094	4,757	3,866	2,984
Net Income Available for Common Stockholders	9,028	13,090	16,478	9,184	31,574
EBITDA(1)(2)	41,231	38,764	39,687	41,387	40,817
Funds From Operations(1)(3)(4)	28,212	26,674	26,021	27,311	26,462
Funds Available for Distribution(1)(3)(4)	18,309	29,563	23,461	21,575	21,002
Net Income per common share – diluted	$0.28	$0.40	$0.51	$0.28	$0.98
Funds From Operations per common share – diluted	$0.81	$0.77	$0.75	$0.79	$0.76
Dividends per share	$0.555	$0.555	$0.555	$0.530	$0.530
RATIOS (Including Discontinued Operations):
Operating Margins	73.1%	74.0%	75.1%	74.7%	73.2%
Interest Coverage Ratio(5)	4.6x	4.8x	4.1x	4.1x	4.0x
Fixed Charge Coverage Ratio(6)	3.2x	3.3x	2.9x	3.0x	2.9x
FFO Payout Ratio(7)	68.8%	72.7%	74.5%	67.4%	69.5%
FAD Payout Ratio(8)	106.0%	65.6%	82.7%	85.3%	87.6%

	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006
ASSETS:
Real Estate Held for Investment before Depreciation	$2,292,918	$2,247,047	$2,165,355	$2,040,761	$2,005,713
Total Assets	1,963,750	1,927,685	1,854,715	1,799,352	1,759,799
CAPITALIZATION:
Total Debt(9)	$1,054,283	$1,022,617	$930,230	$879,198	$837,005
Total Preferred Equity(9)	201,500	201,500	201,500	201,500	201,500
Total Common Equity(9)	2,119,335	2,476,227	2,577,291	2,707,958	2,615,609
Total Market Capitalization(9)	3,375,118	3,700,344	3,709,021	3,788,656	3,654,114
Total Debt / Total Market Capitalization	31.2%	27.6%	25.1%	23.2%	22.9%
Total Debt and Preferred / Total Market Capitalization	37.2%	33.1%	30.5%	28.5%	28.4%

(1)	Please refer to pages 26 and 27 for Management Statements on Net Operating Income, EBITDA before minority interests, Funds From Operations and Funds Available for Distribution.

(2)	EBITDA is reported before minority interests and net gain (loss) on dispositions. Please refer to page 29 for a reconciliation of GAAP Net Income Available for Common Stockholders to EBITDA before minority interests.

(3)	Please refer to page 6 for a reconciliation of GAAP Net Income Available for Common Stockholders to Funds From Operations and Funds Available for Distribution.

(4)	Reported amounts are attributable to common stockholders and unitholders.

(5)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations.

(6)	Calculated as EBITDA before minority interests divided by total interest expense, including discontinued operations, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.

(7)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders divided by Funds From Operations.

(8)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders divided by Funds Available for Distribution.

(9)	See “Capital Structure” on page 23.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Common Stock Data (NYSE: KRC )

	Three Months Ended
	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006
High Price	$73.20	$76.92	$89.80	$83.42	$79.44
Low Price	$56.79	$69.48	$72.70	$71.53	$70.72
Closing Price	$60.63	$70.84	$73.75	$78.00	$75.34
Dividends per share - annualized	$2.22	$2.22	$2.22	$2.12	$2.12
Closing common shares (in 000’s)(1)	32,707	32,707	32,698	32,399	32,389
Closing partnership units (in 000’s)(1)	2,248	2,248	2,248	2,319	2,329

	34,955	34,955	34,946	34,718	34,718

(1)	As of the end of the period.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Consolidated Balance Sheets

(unaudited, $ in thousands)

	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006
ASSETS:
Land and improvements	$312,057	$293,059	$293,059	$293,059	$315,113
Buildings and improvement	1,730,833	1,500,777	1,494,184	1,484,051	1,472,438
Undeveloped land and construction in progress	250,028	453,211	378,112	263,651	218,162

Total real estate held for investment	2,292,918	2,247,047	2,165,355	2,040,761	2,005,713
Accumulated depreciation and amortization	(488,050)	(472,302)	(457,982)	(443,807)	(436,940)

Total real estate held for investment, net	1,804,868	1,774,745	1,707,373	1,596,954	1,568,773
Properties held for sale, net				4,512

Total real estate assets, net	1,804,868	1,774,745	1,707,373	1,601,466	1,568,773
Cash and cash equivalents	3,655	11,134	5,167	11,948	7,750
Restricted cash	1,362	619		494	1,302
Funds held at qualified intermediary for Section 1031 exchange				43,794	43,794
Marketable securities	455
Current receivables, net	4,231	4,715	7,096	5,890	3,168
Deferred rent receivables, net	66,073	62,515	62,201	61,929	60,535
Notes receivable	11,002	11,034	11,065	11,096	11,126
Deferred leasing costs and acquisition related intangibles, net	56,629	46,381	48,598	49,019	48,790
Deferred financing costs, net	9,144	9,702	5,545	5,100	5,754
Prepaid expenses and other assets, net	6,331	6,840	7,670	8,616	8,807

TOTAL ASSETS	$1,963,750	$1,927,685	$1,854,715	$1,799,352	$1,759,799

LIABILITIES AND STOCKHOLDERS’ EQUITY:
Liabilities:
Secured debt	$398,283	$400,617	$455,230	$459,198	$463,005
Exchangeable senior notes, net	455,860	455,630
Unsecured senior notes	144,000	144,000	144,000	144,000	144,000
Unsecured line of credit	52,000	18,000	331,000	276,000	230,000
Accounts payable, accrued expenses and other liabilities	67,356	61,497	90,525	67,729	61,894
Accrued distributions	20,610	20,610	20,605	19,610	19,610
Deferred revenue and acquisition related liabilities	56,638	52,026	29,923	25,353	25,162
Rents received in advance and tenant security deposits	17,862	17,521	19,256	19,900	20,636

Total liabilities	1,212,609	1,169,901	1,090,539	1,011,790	964,307

Minority Interests:
7.45% Series A Cumulative Redeemable Preferred units of the Operating Partnership	73,638	73,638	73,638	73,638	73,638
Common units of the Operating Partnership	35,968	36,398	36,812	39,628	40,338

Total minority interests	109,606	110,036	110,450	113,266	113,976

Stockholders’ Equity:
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157	83,157	83,157	83,157
Common stock	327	327	327	324	324
Additional paid-in capital	654,569	651,659	652,580	671,484	670,715
Distributions in excess of earnings	(134,943)	(125,820)	(120,763)	(119,094)	(111,105)

Total stockholders’ equity	641,535	647,748	653,726	674,296	681,516

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,963,750	$1,927,685	$1,854,715	$1,799,352	$1,759,799

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Consolidated Statements of Operations

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2007	2006	% Change	2007	2006	% Change
REVENUES:
Rental income	$60,560	$56,264	7.6%	$173,329	$168,036	3.1%
Tenant reimbursements	6,945	5,876	18.2%	19,729	17,603	12.1%
Other property income	134	521	(74.3%)	3,191	1,653	93.0%

Total revenues	67,639	62,661	7.9%	196,249	187,292	4.8%

EXPENSES:
Property expenses	12,285	11,344	8.3%	34,582	32,112	7.7%
Real estate taxes	5,374	4,728	13.7%	14,973	14,158	5.8%
Provision for bad debts	(111)	56	(298.2%)	(310)	626	(149.5%)
Ground leases	511	514	(0.6%)	1,529	1,507	1.5%
General and administrative expenses	8,719	5,673	53.7%	27,227	15,322	77.7%
Interest expense	9,009	10,312	(12.6%)	26,737	33,491	(20.2%)
Depreciation and amortization	18,771	17,764	5.7%	53,753	52,808	1.8%

Total expenses	54,558	50,391	8.3%	158,491	150,024	5.6%

OTHER INCOME AND EXPENSE:
Interest and other investment income	305	359	(15.0%)	1,295	841	54.0%
Net settlement receipts on interest rate swaps		299	(100.0%)		747	(100.0%)
Loss on derivative instruments		(324)	(100.0%)		(580)	(100.0%)

Total other income and expense	305	334	(8.7%)	1,295	1,008	28.5%

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS	13,386	12,604	6.2%	39,053	38,276	2.0%
MINORITY INTERESTS:
Distributions on Cumulative Redeemable Preferred units	(1,397)	(1,397)	0.0%	(4,191)	(4,191)	0.0%
Minority interest in earnings of Operating Partnership attributable to continuing operations	(620)	(593)	4.6%	(1,807)	(2,148)	(15.9%)

Total minority interests	(2,017)	(1,990)	1.4%	(5,998)	(6,339)	(5.4%)

INCOME FROM CONTINUING OPERATIONS	11,369	10,614	7.1%	33,055	31,937	3.5%
DISCONTINUED OPERATIONS:
Revenues from discontinued operations	282	397	(29.0%)	380	12,696	(97.0%)
Expenses from discontinued operations	(217)	(719)	(69.8%)	(236)	(2,286)	(89.7%)
Net gain on dispositions of discontinued operations(1)		25,603	(100.0%)	13,474	31,259	(56.9%)
Minority interest in earnings of Operating Partnership attributable to discontinued operations	(4)	(1,919)	(99.8%)	(866)	(3,327)	(74.0%)

Total income from discontinued operations	61	23,362	(99.7%)	12,752	38,342	(66.7%)

NET INCOME	11,430	33,976	(66.4%)	45,807	70,279	(34.8%)
PREFERRED DIVIDENDS	(2,402)	(2,402)	0.0%	(7,206)	(7,206)	0.0%

NET INCOME AVAILABLE FOR COMMON STOCKHOLDERS	$9,028	$31,574	(71.4%)	$38,601	$63,073	(38.8%)

Weighted average shares outstanding - basic	32,373	32,200	0.5%	32,364	30,906	4.7%
Weighted average shares outstanding - diluted	32,502	32,324	0.6%	32,491	31,044	4.7%
NET INCOME PER COMMON SHARE:
Net income per common share - basic	$0.28	$0.98	(71.4%)	$1.19	$2.04	(41.7%)

Net income per common share - diluted	$0.28	$0.98	(71.4%)	$1.19	$2.03	(41.4%)

(1)	Included in net gain on dispositions of discontinued operations for the nine months ended September 30, 2007 is a $4.8 million payment the Company received to terminate a profit participation agreement that was entered into in connection with a property disposition in 2005. When the property disposition occurred in 2005, the Company entered into an agreement with the buyer under which the Company had the right to participate in certain future operating and sale profits of the property above specified thresholds without any risk of loss or continuing involvement to the Company.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Funds From Operations and Funds Available for Distribution

(unaudited, $ in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2007	2006	% Change	2007	2006	% Change
FUNDS FROM OPERATIONS:(1)
Net income available for common stockholders	$9,028	$31,574	(71.4%)	$38,601	$63,073	(38.8%)
Adjustments:
Minority interest in earnings of Operating Partnership	624	2,512	(75.2%)	2,673	5,475	(51.2%)
Depreciation and amortization of real estate assets	18,560	17,979	3.2%	53,111	53,585	(0.9%)
Net gain on dispositions of discontinued operations(2)		(25,603)	(100.0%)	(13,474)	(31,259)	(56.9%)

Funds From Operations(3)	$28,212	$26,462	6.6%	$80,911	$90,874	(11.0%)

Weighted average common shares/units outstanding -basic	34,621	34,570	0.1%	34,614	33,597	3.0%
Weighted average common shares/units outstanding - diluted	34,749	34,694	0.2%	34,740	33,735	3.0%
FFO per common share/unit - basic	$0.81	$0.77	6.5%	$2.34	$2.70	(13.6%)

FFO per common share/unit - diluted	$0.81	$0.76	6.4%	$2.33	$2.69	(13.5%)

FUNDS AVAILABLE FOR DISTRIBUTION:(1)
Funds From Operations	$28,212	$26,462	6.6%	$80,911	$90,874	(11.0%)
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	(9,369)	(4,200)	123.1%	(18,545)	(11,844)	56.6%
Amortization of deferred revenue related to tenant improvements(4)	(1,299)	(585)	122.1%	(2,752)	(1,717)	60.3%
Net effect of straight-line rents(5)	(3,576)	(1,967)	81.8%	(4,978)	(5,616)	(11.4%)
Amortization of above/below market rents(6)	(229)	(458)	(50.0%)	(920)	(1,113)	(17.3%)
Contractual cash rents received in advance of revenue recognition(7)	267	51	423.5%	310	378	(18.0%)
Net gain on termination of profit participation agreement(2)			0.0%	4,848		100.0%
Non-cash gain on lease termination(8)			0.0%		(2,334)	(100.0%)
Amortization of deferred financing costs	573	305	87.9%	1,346	909	48.1%
Non-cash amortization of share-based compensation awards	3,730	1,069	248.9%	11,117	2,657	318.4%
Loss on derivative instruments(9)		325	(100.0%)		580	(100.0%)

Funds Available for Distribution(3)	$18,309	$21,002	(12.8%)	$71,337	$72,774	(2.0%)

(1)	See page 27 for Management Statements on Funds From Operations and Funds Available for Distribution.

(2)	Included in net gain on termination of profit participation agreement for the nine months ended September 30, 2007 is a $4.8 million payment the Company received to terminate a profit participation agreement that was entered into in connection with a property disposition in 2005. When the property disposition occurred in 2005, the Company entered into an agreement with the buyer under which the Company had the right to participate in certain future operating and sale profits of the property above specified thresholds without any risk of loss or continuing involvement to the Company.

(3)	Reported amounts are attributable to common shareholders and unitholders.

(4)	Represents revenue recognized during the period as a result of the amortization of deferred revenue recorded for tenant-funded tenant improvements.

(5)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases.

(6)	Represents the SFAS 141 adjustment related to the acquisition of buildings with above/below market rents.

(7)	Represents cash rents received for leases that have contractually commenced but for which tenant improvements are not substantially complete.

(8)	Represents the amount funded by a tenant for a new roof on one of the Company’s industrial properties in connection with the tenant’s early lease termination. The roof was recorded as a building improvement on the Company’s balance sheet with an offsetting gain recorded in other income.

(9)	Represents the non-cash loss on derivatives as a result of marking such instruments to market at the end of the period.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Same Store Analysis(1)

(unaudited, $ in thousands)

Same Store Analysis (GAAP Basis)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2007	2006	% Change	2007	2006	% Change
Total Same Store Portfolio
Number of properties	126	126		126	126
Square Feet	11,628,673	11,628,673		11,628,673	11,628,673
Percent of Stabilized Portfolio	93.1%	96.9%		93.1%	96.9%
Average Occupancy	92.5%	96.0%		93.1%	95.6%
Operating Revenues:
Rental income	$55,128	$55,796	(1.2%)	$166,583	$165,982	0.4%
Tenant reimbursements	6,338	5,791	9.4%	18,955	16,877	12.3%
Other property income	134	521	(74.3%)	3,191	1,653	93.0%

Total operating revenues	61,600	62,108	(0.8%)	188,729	184,512	2.3%

Operating Expenses:
Property expenses	12,060	11,216	7.5%	34,256	31,374	9.2%
Real estate taxes	4,801	4,652	3.2%	14,293	13,808	3.5%
Provision for bad debts	(111)	56	(298.2%)	(310)	626	(149.5%)
Ground leases	511	514	(0.6%)	1,529	1,507	1.5%

Total operating expenses	17,261	16,438	5.0%	49,768	47,315	5.2%

GAAP Net Operating Income	$44,339	$45,670	(2.9%)	$138,961	$137,197	1.3%

Same Store Analysis (Cash Basis)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2007	2006	% Change	2007	2006	% Change
Total operating revenues	60,134	60,875	(1.2%)	184,816	177,729	4.0%
Total operating expenses	17,261	16,438	5.0%	49,768	47,315	5.2%

Cash Net Operating Income	$42,873	$44,437	(3.5%)	$135,048	$130,414	3.6%

(1)	Same store defined as all stabilized properties owned at January 1, 2006 and still owned and in the stabilized portfolio at September 30, 2007.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	# of Buildings	Portfolio Breakdown		Total Square Feet	Occupancy at:(1)
		NOI(2)	Sq. Ft.		9/30/2007	6/30/2007	12/31/2006
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles	24	29.0%	23.2%	2,899,075	96.0%	93.8%	92.8%
Orange County	5	2.3%	2.2%	277,340	99.1%	97.4%	98.3%
San Diego	52	49.9%	36.6%	4,564,156	91.4%	93.9%	98.6%
Other	8	5.4%	7.0%	878,960	93.2%	90.5%	92.8%

Subtotal	89	86.6%	69.0%	8,619,531	93.4%	93.6%	95.8%

Industrial:
Los Angeles	1	1.6%	1.5%	192,053	100.0%	100.0%	100.0%
Orange County	42	11.8%	29.5%	3,677,916	90.5%	90.5%	95.6%

Subtotal	43	13.4%	31.0%	3,869,969	91.0%	91.0%	95.8%

OCCUPANCY BY REGION:
Los Angeles	25	30.6%	24.7%	3,091,128	96.3%	94.2%	93.2%
Orange County	47	14.1%	31.7%	3,955,256	91.1%	91.0%	95.7%
San Diego	52	49.9%	36.6%	4,564,156	91.4%	93.9%	98.6%
Other	8	5.4%	7.0%	878,960	93.2%	90.5%	92.8%

TOTAL STABILIZED PORTFOLIO	132	100.0%	100.0%	12,489,500	92.6%	92.7%	95.8%

AVERAGE OCCUPANCY - STABILIZED PORTFOLIO

	Office	Industrial	Total
Quarter-to-Date	93.9%	91.0%	92.9%
Year-to-Date	94.3%	91.3%	93.3%

(1)	Occupancy percentages reported are based on the Company’s stabilized portfolio for the period presented.

(2)	Percentage of year-to-date Net Operating Income excluding Other Property Income.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
Los Angeles, California
23925 Park Sorrento	Calabasas	1	11,789	100.0%
23975 Park Sorrento	Calabasas	1	100,592	91.5%
24025 Park Sorrento	Calabasas	1	102,264	100.0%
26541 Agoura Road	Calabasas	1	90,366	100.0%
Kilroy Airport Center, El Segundo	El Segundo	2	595,131	100.0%
909 Sepulveda Blvd.	El Segundo	1	241,607	81.4%
999 Sepulveda Blvd.	El Segundo	1	127,901	98.1%
Kilroy Airport Center, Long Beach	Long Beach	7	949,065	94.6%
12200 W. Olympic Blvd.	Los Angeles	1	150,302	99.7%
12100 W. Olympic Blvd.	Los Angeles	1	150,167	100.0%
12312 W. Olympic Blvd.	Los Angeles	1	78,000	100.0%
1633 26th Street	Santa Monica	1	44,915	100.0%
2100 Colorado Avenue	Santa Monica	3	94,844	100.0%
3130 Wilshire Blvd.	Santa Monica	1	89,017	91.9%
501 Santa Monica Blvd.	Santa Monica	1	73,115	98.3%

Total Los Angeles Office		24	2,899,075	96.0%

Orange County, California
4175 E. La Palma Avenue	Anaheim	1	43,263	94.1%
8101 Kaiser Blvd.	Anaheim	1	59,790	100.0%
Kilroy Center-Brea	Brea	2	106,791	100.0%
111 Pacifica	Irvine Spectrum	1	67,496	100.0%

Total Orange County Office		5	277,340	99.1%

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Office:
San Diego, California
12340 El Camino Real	Del Mar	1	87,405	100.0%
12348 High Bluff Drive	Del Mar	1	38,710	100.0%
12390 El Camino Real	Del Mar	1	72,332	100.0%
3579 Valley Center Drive	Del Mar	1	52,375	100.0%
3611 Valley Center Drive	Del Mar	1	130,178	100.0%
3661 Valley Center Drive	Del Mar	1	129,752	100.0%
3721 Valley Center Drive	Del Mar	1	114,780	100.0%
3811 Valley Center Drive	Del Mar	1	112,067	100.0%
12225 / 12235 El Camino Real	Del Mar	2	115,513	100.0%
12400 High Bluff Drive	Del Mar	1	208,464	100.0%
6215 / 6220 Greenwich Drive	Governor Park	2	212,214	33.5%
15051 Ave of Science	I-15 Corridor	1	70,617	100.0%
15073 Ave of Science	I-15 Corridor	1	46,759	100.0%
15378 Ave of Science	I-15 Corridor	1	68,910	100.0%
15434 / 15445 Innovation Drive	I-15 Corridor	2	103,000	0.0%
15231 Ave of Science	I-15 Corridor	1	65,867	100.0%
15253 Ave of Science	I-15 Corridor	1	37,405	100.0%
15215 Ave of Science	I-15 Corridor	1	77,015	100.0%
13500/13520 Evening Creek Drive North	I-15 Corridor	2	281,830	79.1%
Santa Fe Summit - Phase I	56 Corridor	4	465,812	100.0%
10020 Pacific Mesa	Sorrento Mesa	1	318,000	100.0%
4939 / 4955 Directors Place	Sorrento Mesa	2	136,908	100.0%
5005 / 5010 Wateridge Vista Drive	Sorrento Mesa	2	172,778	100.0%
10421 Pacific Center Court	Sorrento Mesa	1	79,871	100.0%
10243 Genetic Center	Sorrento Mesa	1	102,875	100.0%
10390 Pacific Center Court	Sorrento Mesa	1	68,400	100.0%
6055 Lusk Avenue	Sorrento Mesa	1	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	1	130,536	100.0%
6290 / 6310 Sequence Drive	Sorrento Mesa	2	152,415	41.0%
6340 / 6350 Sequence Drive	Sorrento Mesa	2	199,000	100.0%
Pacific Corporate Center	Sorrento Mesa	6	332,542	100.0%
5717 Pacific Center	Sorrento Mesa	1	67,995	100.0%
4690 Executive Drive	University Towne Center	1	47,636	100.0%
9455 Towne Center Drive	University Towne Center	1	45,195	100.0%
9785 / 9791 Towne Center Drive	University Towne Center	2	126,000	100.0%

Total San Diego Office		52	4,564,156	91.4%

Other
Kilroy Airport Center, Sea-Tac	Seattle, WA	3	532,430	90.4%
5151/5155 Camino Ruiz	Carmarillo, CA	4	265,372	100.0%
2829 Townsgate Road	Thousand Oaks, CA	1	81,158	89.8%

Total Other Office		8	878,960	93.2%

Total Office		89	8,619,531	93.4%

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Stabilized Portfolio Occupancy Overview

	City/ Submarket	# of Buildings	Square Feet	Occupancy
Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	1	192,053	100.0%

Total Los Angeles Industrial		1	192,053	100.0%

Orange County, California
1000 E. Ball Road	Anaheim	1	100,000	100.0%
1230 S. Lewis Road	Anaheim	1	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	1	84,185	100.0%
3125 E. Coronado Street	Anaheim	1	144,000	0.0%
3130 - 3150 Miraloma	Anaheim	1	144,000	100.0%
3250 E. Carpenter	Anaheim	1	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	1	153,320	100.0%
5115 E. La Palma Avenue	Anaheim	1	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	1	110,487	100.0%
Anaheim Tech Center	Anaheim	5	597,147	100.0%
La Palma Business Center	Anaheim	2	145,481	100.0%
Brea Industrial Complex	Brea	7	277,456	100.0%
Brea Industrial-Lambert Road	Brea	2	178,811	100.0%
1675 MacArthur	Costa Mesa	1	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	1	303,533	100.0%
12400 Industry Street	Garden Grove	1	64,200	100.0%
12681 / 12691 Pala Drive	Garden Grove	1	84,700	100.0%
7421 Orangewood Avenue	Garden Grove	1	82,602	100.0%
Garden Grove Industrial Complex	Garden Grove	6	275,971	100.0%
17150 Von Karman	Irvine	1	157,458	0.0%
2055 S.E. Main Street	Irvine	1	47,583	0.0%
1951 E. Carnegie Avenue	Santa Ana	1	100,000	100.0%
2525 Pullman	Santa Ana	1	103,380	100.0%
14831 Franklin Avenue	Tustin	1	36,256	100.0%
2911 Dow Avenue	Tustin	1	51,410	100.0%

Total Orange County Industrial		42	3,677,916	90.5%

Total Industrial		43	3,869,969	91.0%

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Leasing Activity

Quarter-to-Date

	1st & 2nd Generation				2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.(2)	Maintenance Capex Per Sq.Ft.(3)	Changes in Rents(4)	Changes in Cash Rents(5)	Retention Rates(6)
	New	Renewal	New	Renewal
Office	22	17	256,313	417,331	$17.53	$0.11	7.1%	(0.7%)	61.7%	59
Industrial	0	0	0	0	0.00	0.03

Total	22	17	256,313	417,331	$17.53	$0.08	7.1%	(0.7%)	61.7%	59

Year-to-Date

	1st & 2nd Generation				2nd Generation					Weighted Average Lease Term (Mo.)
	# of Leases(1)		Square Feet(1)		TI/LC Per Sq.Ft.(2)	Maintenance Capex Per Sq.Ft.(3)	Changes in Rents(4)	Changes in Cash Rents(5)	Retention Rates(6)
	New	Renewal	New	Renewal
Office	40	35	422,511	705,006	$18.12	$0.43	14.5%	3.2%	54.3%	77
Industrial	4	8	81,576	211,690	3.63	0.20	19.8%	6.5%	50.0%	53

Total	44	43	504,087	916,696	$14.85	$0.35	15.1%	3.5%	53.2%	72

(1)	Represents leasing activity for leases commencing during the period shown, net of month-to-month leases. Excludes leasing on new construction.

(2)	Amounts exclude tenant-funded tenant improvements.

(3)	Calculated over entire stabilized portfolio.

(4)	Calculated as the change between GAAP rents for new/renewed leases and the expired GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year.

(5)	Calculated as the change between stated rents for new/renewed leases and the expired stated rents for the same space. Excludes leases for which the space was vacant longer than one year.

(6)	Calculated as the percentage of space either renewed or expanded into by existing tenants at lease expiration.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Stabilized Portfolio Capital Expenditures

($ in thousands)

Non-Recurring Capital Expenditures:
	Q1 2007	Q2 2007	Q3 2007	YTD 2007
Capital Improvements	$195	$49	$9	$253
Tenant Improvements & Leasing Commissions(1)		249	1	250

Total	$195	$298	$10	$503

Recurring Capital Expenditures:
	Q1 2007	Q2 2007	Q3 2007	YTD 2007
Capital Improvements
Office	$524	$1,970	$889	$3,383
Industrial	279	395	84	758

	803	2,365	973	4,141
Tenant Improvements & Leasing Commissions(1)
Office	3,431	2,098	8,396	13,925
Industrial	30	449		479

	3,461	2,547	8,396	14,404
Total
Office	3,955	4,068	9,285	17,308
Industrial	309	844	84	1,237

	$4,264	$4,912	$9,369	$18,545

(1)	Represents costs incurred for leasing activity during the period shown. Amounts exclude tenant-funded tenant improvements.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Lease Expiration Summary Schedule

($ in thousands)

Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Leased Sq. Ft.	Annual Base Rent(2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2007	8	40,984	0.5%	$917	$22.37
2008	61	494,544	6.2%	10,879	22.00
2009	82	1,289,498	16.2%	30,226	23.44
2010	75	1,215,624	15.3%	31,082	25.57
2011	59	762,213	9.6%	13,949	18.30
2012	38	483,084	6.1%	14,211	29.42
2013	16	434,401	5.5%	9,378	21.59
2014	23	752,527	9.4%	19,947	26.51
2015	12	369,595	4.6%	10,763	29.12
2016	8	417,015	5.2%	11,282	27.05
2017 and beyond	24	1,703,966	21.4%	57,343	33.65

Subtotal	406	7,963,451	100.0%	$209,977	$26.37

INDUSTRIAL:
Remaining 2007	1	58,303	1.7%	$495	$8.49
2008	13	928,713	26.9%	6,612	7.12
2009	14	731,502	21.2%	4,609	6.30
2010	14	362,075	10.5%	2,859	7.90
2011	10	408,402	11.8%	3,156	7.73
2012	8	389,369	11.3%	2,479	6.37
2013
2014	1	49,178	1.4%	420	8.54
2015	3	213,306	6.2%	1,629	7.64
2016	2	233,278	6.7%	3,274	14.03
2017 and beyond	1	82,602	2.4%	643	7.78

Subtotal	67	3,456,728	100.0%	$26,176	$7.57

TOTAL PORTFOLIO:
Remaining 2007	9	99,287	0.9%	$1,412	$14.22
2008	74	1,423,257	12.5%	17,491	12.29
2009	96	2,021,000	17.7%	34,835	17.24
2010	89	1,577,699	13.8%	33,941	21.51
2011	69	1,170,615	10.3%	17,105	14.61
2012	46	872,453	7.6%	16,690	19.13
2013	16	434,401	3.8%	9,378	21.59
2014	24	801,705	7.0%	20,367	25.40
2015	15	582,901	5.1%	12,392	21.26
2016	10	650,293	5.7%	14,556	22.38
2017 and beyond	25	1,786,568	15.6%	57,986	32.46

Total	473	11,420,179	100.0%	$236,153	$20.68

(1)	Excludes space leased under month-to-month leases and vacant space at September 30, 2007.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	Los Angeles County					Orange County
Year of Expiration	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent(2)	Annual Rent per Sq. Ft.(2)	# of Expiring Leases	Total Square Feet(1)	% of Total Regional Sq. Ft.	Annual Base Rent(2)	Annual Rent per Sq. Ft.(2)
OFFICE:
Remaining 2007	3	12,872	0.5%	$387	$30.07	1	2,812	1.0%	$65	$23.12
2008	31	132,649	4.9%	3,683	27.77	12	79,945	29.5%	1,238	15.49
2009	39	590,281	21.7%	14,835	25.13	17	123,750	45.7%	3,077	24.86
2010	48	753,732	27.7%	18,755	24.88	4	10,712	4.0%	251	23.43
2011	35	219,253	8.1%	6,298	28.72	5	17,564	6.5%	449	25.56
2012	25	192,935	7.1%	5,225	27.08	5	35,760	13.3%	873	24.41
2013	10	165,535	6.1%	3,393	20.50
2014	14	403,910	14.9%	11,997	29.70
2015	4	139,374	5.1%	4,009	28.76
2016	3	43,853	1.6%	1,591	36.28
2017 and beyond	4	62,371	2.3%	2,361	37.85

Subtotal	216	2,716,765	100.0%	$72,534	$26.70	44	270,543	100.0%	$5,953	$22.00

INDUSTRIAL:
Remaining 2007						1	58,303	1.8%	$495	$8.49
2008						13	928,713	28.4%	6,612	7.12
2009						14	731,502	22.4%	4,609	6.30
2010						14	362,075	11.1%	2,859	7.90
2011						10	408,402	12.5%	3,156	7.73
2012						8	389,369	11.9%	2,479	6.37
2013
2014						1	49,178	1.5%	420	8.54
2015						3	213,306	6.5%	1,629	7.64
2016	1	192,053	100.0%	2,960	15.41	1	41,225	1.3%	314	7.62
2017 and beyond						1	82,6n02	2.6%	643	7.78

Subtotal	1	192,053	100.0%	$2,960	$15.41	66	3,264,675	100.0%	$23,216	$7.11

TOTAL PORTFOLIO:
Remaining 2007	3	12,872	0.4%	$387	$30.07	2	61,115	1.7%	$560	$9.16
2008	31	132,649	4.6%	3,683	27.77	25	1,008,658	28.5%	7,850	7.78
2009	39	590,281	20.3%	14,835	25.13	31	855,252	24.2%	7,686	8.99
2010	48	753,732	25.9%	18,755	24.88	18	372,787	10.5%	3,110	8.34
2011	35	219,253	7.5%	6,298	28.72	15	425,966	12.0%	3,605	8.46
2012	25	192,935	6.6%	5,225	27.08	13	425,129	12.0%	3,352	7.88
2013	10	165,535	5.7%	3,393	20.50
2014	14	403,910	13.9%	11,997	29.70	1	49,178	1.4%	420	8.54
2015	4	139,374	4.8%	4,009	28.76	3	213,306	6.0%	1,629	7.64
2016	4	235,906	8.1%	4,551	19.29	1	41,225	1.2%	314	7.62
2017 and beyond	4	62,371	2.2%	2,361	37.85	1	82,602	2.5%	643	7.78

Total	217	2,908,818	100.0%	$75,494	$25.95	110	3,535,218	100.0%	$29,169	$8.25

(1)	Excludes space leased under month-to-month leases and vacant space at September 30, 2007.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Lease Expiration Schedule Detail by Region

($ in thousands)

	San Diego County					Other
Year of Expiration	# of Expiring Leases	Total Square Feet (1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft. (2)	# of Expiring Leases	Total Square Feet (1)	% of Total Regional Sq. Ft.	Annual Base Rent (2)	Annual Rent per Sq. Ft. (2)
OFFICE:
Remaining 2007	2	2,497	0.1%	$9	$3.60	2	22,803	2.8%	$456	$20.00
2008	10	251,977	6.1%	5,552	22.03	8	29,973	3.7%	406	13.55
2009	14	511,591	12.3%	10,910	21.33	12	63,876	7.9%	1,404	21.98
2010	13	356,155	8.6%	9,885	27.75	10	95,025	11.7%	2,191	23.06
2011	7	88,963	2.1%	1,699	19.10	12	436,433	53.7%	5,503	12.61
2012	7	245,104	5.9%	7,930	32.35	1	9,285	1.1%	183	19.71
2013	3	245,316	5.9%	5,484	22.35	3	23,550	2.9%	501	21.27
2014	6	293,876	7.1%	6,706	22.82	3	54,741	6.7%	1,244	22.73
2015	4	180,213	4.3%	5,808	32.23	4	50,008	6.2%	946	18.92
2016	5	373,162	9.0%	9,691	25.97
2017 and beyond	19	1,614,271	38.6%	54,599	33.82	1	27,324	3.3%	383	14.02

Subtotal	90	4,163,125	100.0%	$118,273	$28.41	56	813,018	100.0%	$13,217	$16.26

INDUSTRIAL:
Remaining 2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017 and beyond
Subtotal
TOTAL PORTFOLIO:
Remaining 2007	2	2,497	0.1%	$9	$3.60	2	22,803	2.8%	$456	$20.00
2008	10	251,977	6.1%	5,552	22.03	8	29,973	3.7%	406	13.55
2009	14	511,591	12.3%	10,910	21.33	12	63,876	7.9%	1,404	21.98
2010	13	356,155	8.6%	9,885	27.75	10	95,025	11.7%	2,191	23.06
2011	7	88,963	2.1%	1,699	19.10	12	436,433	53.7%	5,503	12.61
2012	7	245,104	5.9%	7,930	32.35	1	9,285	1.1%	183	19.71
2013	3	245,316	5.9%	5,484	22.35	3	23,550	2.9%	501	21.27
2014	6	293,876	7.1%	6,706	22.82	3	54,741	6.7%	1,244	22.73
2015	4	180,213	4.3%	5,808	32.23	4	50,008	6.2%	946	18.92
2016	5	373,162	9.0%	9,691	25.97
2017 and beyond	19	1,614,271	38.6%	54,599	33.82	1	27,324	3.3%	383	14.02

Total	90	4,163,125	100.0%	$118,273	$28.41	56	813,018	100.0%	$13,217	$16.26

(1)	Excludes space leased under month-to-month leases and vacant space at September 30, 2007.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Quarterly Lease Expirations for 2007 and 2008

($ in thousands)

	# of Expiring Leases(1)	Total Square Feet(1)(2)	% of Total Leased Sq. Ft.	Annual Base Rent(3)	Annual Rent per Sq. Ft.(3)
OFFICE:
Q4 2007	8	40,984	0.5%	$917	$22.37
Q1 2008	15	33,583	0.4%	$871	25.94
Q2 2008	10	103,008	1.3%	2,067	20.07
Q3 2008	23	316,215	4.0%	6,765	21.39
Q4 2008	13	41,738	0.5%	1,176	28.18

Subtotal 2008	61	494,544	6.2%	$10,879	$22.00

INDUSTRIAL:
Q4 2007	1	58,303	1.7%	$495	$8.49
Q1 2008	5	200,381	5.8%	$1,423	7.10
Q2 2008	5	378,769	11.0%	2,980	7.87
Q3 2008	1	286,139	8.3%	1,484	5.19
Q4 2008	2	63,424	1.8%	725	11.43

Subtotal 2008	13	928,713	26.9%	$6,612	$7.12

TOTAL PORTFOLIO:
Q4 2007	9	99,287	0.9%	$1,412	$14.22
Q1 2008	20	233,964	2.0%	$2,294	9.80
Q2 2008	15	481,777	4.2%	5,047	10.48
Q3 2008	24	602,354	5.3%	8,249	13.69
Q4 2008	15	105,162	1.0%	1,901	18.08

Total 2008	74	1,423,257	12.5%	$17,491	$12.29

(1)	Represents expiring leases for which renewals have not been executed.

(2)	Excludes space leased under month-to-month leases and vacant space at September 30, 2007.

(3)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Top Ten Office and Top Ten Industrial Tenants

($ in thousands)

Tenant Name	Annual Base Rental Revenues(1)	Rentable Square Feet	Percentage of Total Annual Base Rental Revenues(1)	Percentage of Total Rentable Square Feet
Office Properties:
Intuit Inc.	$17,828	627,050	7.3%	5.0%
Cardinal Health, Inc.(2)	9,256	411,000	3.8%	3.3%
The Boeing Company	9,222	675,979	3.8%	5.4%
AMN Healthcare	8,341	175,672	3.4%	1.4%
DIRECTV Group, Inc.	8,037	289,752	3.3%	2.3%
Fish & Richardson	6,071	139,538	2.5%	1.1%
Favrille, Inc.	5,588	128,580	2.3%	1.0%
Scripps Health(3)	5,199	112,067	2.1%	0.9%
Verenium Corporation	5,158	136,908	2.1%	1.1%
Accredited Home Lenders	5,061	180,287	2.1%	1.4%

Total Office Properties	$79,761	2,876,833	32.7%	22.9%

Industrial Properties:
Mattel, Inc.	$2,960	192,053	1.2%	1.5%
Celestica California, Inc.	2,501	303,533	1.0%	2.4%
NBTY Manufacturing, LLC	1,484	286,139	0.6%	2.3%
Extron Electronics	1,145	157,730	0.5%	1.3%
Targus, Inc.	1,053	200,646	0.4%	1.6%
Progressive Marketing	838	144,000	0.3%	1.2%
Ricoh Electronics, Inc.	810	100,000	0.3%	0.8%
Arrow Industries	798	153,320	0.3%	1.2%
Printrak International Inc.	753	84,185	0.3%	0.7%
Southland Industries	643	82,602	0.3%	0.7%

Total Industrial Properties	$12,985	1,704,208	5.2%	13.7%

(1)	Reflects annualized contractual base rent calculated on a straight-line basis as of September 30, 2007.

(2)	At September 30, 2007, revenue recognition for the 6055 Lusk building encompassing 93,000 rentable square feet was deferred for financial reporting purposes since the tenant improvements were not substantially complete until October 2007. The $10.6 million in annual base rental revenues includes the projected rental revenue for the 6055 Lusk building.

(3)	Scripps Health has preleased an additional office building encompassing approximately 146,200 rentable square feet that the Company is constructing at 15004 Innovation Drive. The tenant is expected to begin occupying the building during Q3 2008.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

2007 Acquisitions and Dispositions

($ in millions)

ACQUISITIONS:
Property	Location	Type	Month of Acquisition	Gross Site Acreage	Purchase Price(2)
1st QUARTER:
Sabre Springs Corporate Center	I-15 Corridor	Two Existing Office Buildings to be Redeveloped (1)	January	5.6	$24.7
Santa Fe Summit - Phase III	56 Corridor	Land for Office Development	January	10.5	28.0
Carlsbad Oaks	Carlsbad	Land for Office Development	February	32.0	15.8

2nd QUARTER:
NONE
3rd QUARTER:
NONE
TOTAL YEAR-TO-DATE ACQUISITIONS				48.1	$68.5

DISPOSITIONS:
Property	Location	Type	Month of Disposition	Square Feet	Sales Price(3)
1st QUARTER:
181 & 185 S. Douglas(4)	El Segundo	Office	January	61,545
2270 El Segundo(4)	El Segundo	Industrial	January	6,362

2nd QUARTER:
NONE
3rd QUARTER:
NONE
TOTAL YEAR-TO-DATE DISPOSITIONS				67,907	$14.8

(1)	Two existing buildings total approximately 104,500 rentable square feet on 5.6 acres of land. The Company began redevelopment of the existing buildings during the first quarter of 2007. See “Redevelopment Projects” on page 21.

(2)	Excludes acquisition related costs.

(3)	The Company sold these properties in a portfolio transaction in January 2007. The sales price shown represents the sales price for the entire transaction.

(4)	These properties were classified as held for sale on the consolidated balance sheet as of December 31, 2006.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Stabilized Development Projects

($ in millions)

DEVELOPMENT PROJECTS:
Project	Location	Type	Start Date	Compl. Date	Rentable Square Feet	Total Est. Investment (1)	% Leased
1st QUARTER:
NONE
2nd QUARTER:
NONE
3rd QUARTER:
Santa Fe Summit - Phase I(2)	56 Corridor	Office	4Q 2005 -1Q 2006	3Q 2007	465,812	$145.3	100%
Pacific Corporate Center - Lots 3, 4 & 6	Sorrento Mesa	Office	3Q 2006	3Q 2007	318,000	69.8	100%

TOTAL STABILIZED DEVELOPMENT PROJECTS:					783,812	$215.1	100%

(1)	Amounts exclude tenant-funded tenant improvements.

(2)	Construction on two of the four buildings commenced in the fourth quarter of 2005. Construction on the remaining two buildings commenced in the first quarter of 2006.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

In-Process and Committed Development and Redevelopment Projects

($ in millions)

DEVELOPMENT PROJECTS:			Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Total Estimated Investment(2)	Total Costs as of 9/30/2007(2)(3)	% Leased
Project	Location	Type	Start Date	Compl. Date
PROJECTS UNDER CONSTRUCTION:
Kilroy Sabre Springs - Phase III	I-15 Corridor	Office	3Q 2006	4Q 2007	4Q 2008	142,726	$64.8	$35.2	0%
ICC - 15004 Innovation Drive	I-15 Corridor	Office	3Q 2006	3Q 2008	3Q 2008	146,156	51.1	30.7	100%
Sorrento Gateway-Lot 3	Sorrento Mesa	Office	4Q 2006	4Q 2007	4Q 2008	55,500	21.4	14.6	0%

TOTAL PROJECTS UNDER CONSTRUCTION						344,382	$137.3	$80.5	42%

REDEVELOPMENT PROJECTS:	Location	Pre and Post Redevelopment Type	Estimated Construction Period		Est. Stabilization Date(1)	Rentable Square Feet	Existing Investment(4)	Estimated Redevelopment Costs	Total Estimated Investment(2)	Total Costs as of 9/30/2007(2)(3)	% Leased
Project			Start Date	Compl. Date
PROJECTS IN LEASE-UP:
2240 E. Imperial Highway - Kilroy Airport Center(5)	El Segundo	Lab to Office	2Q 2006	3Q 2007	3Q 2008	107,041	$5.0	$15.5	$20.5	$17.5	77%
PROJECTS UNDER CONSTRUCTION:
Sabre Springs Corporate Center	I-15 Corridor	Office	1Q 2007	4Q 2007	4Q 2008	104,500	24.7	10.4	35.1	27.7	21%

TOTAL PROJECTS IN LEASE-UP AND PROJECTS UNDER CONSTRUCTION						211,541	$29.7	$25.9	$55.6	$45.2	49%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.

(2)	Amounts exclude tenant-funded tenant improvements.

(3)	Represents cash paid and costs incurred as of September 30, 2007. Includes existing investment at the commencement of redevelopment. See footnote (4) below.

(4)	Represents the depreciated carrying value at the commencement of redevelopment for the space being redeveloped.

(5)	DIRECTV Group, Inc. has leased 77% of this space. The lease commenced during the third quarter of 2007.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Future Development Pipeline

($ in millions)

Project	Location	Type	Gross Site Acreage	Estimated Rentable Square Feet	Total Estimated Investment	Total Costs as of 9/30/2007(1)
SAN DIEGO, CALIFORNIA:
Carlsbad Oaks	Carlsbad	Office	32.0	288,000	$83.0	$16.8
Kilroy Centre Rancho Bernardo(2)	I-15 Corridor	Office	21.0	800,000 - 1,500,000	250.0 - 563.0	25.7
Pacific Corporate Center - Lot 8	Sorrento Mesa	Office	5.0	95,000	32.7	10.5
Santa Fe Summit - Phase II and III	56 Corridor	Office	21.8	600,000	300.0	62.5
Sorrento Gateway - Lot 1	Sorrento Mesa	Office	4.2	54,000	18.9	5.9
Sorrento Gateway - Lot 2	Sorrento Mesa	Office	6.3	80,000	31.8	10.3
Sorrento Gateway - Lot 7	Sorrento Mesa	Office	7.6	57,000	24.6	9.1

TOTAL FUTURE DEVELOPMENT PIPELINE			97.9	1,974,000 -2,674,000	$741.0 -1,054.0	$140.8

(1)	Represents cash paid and costs incurred as of September 30, 2007.

(2)	This site includes entitlements to build approximately 1.8 million square feet of office or light industrial space. The Company currently anticipates it may develop the site in phases depending on lease activity and market conditions.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Capital Structure

At September 30, 2007

($ in thousands)

	Shares/Units At September 30, 2007	Aggregate Principal Amount or $ Value Equivalent	% of Total Market Capitalization
DEBT:
Secured Debt		$398,283	11.8%
Exchangeable Senior Notes(1)		460,000	13.6%
Unsecured Senior Notes		144,000	4.3%
Unsecured Line of Credit		52,000	1.5%

Total Debt		$1,054,283	31.2%

EQUITY:
7.450% Series A Cumulative Redeemable Preferred Units(2)	1,500,000	$75,000	2.2%
7.800% Series E Cumulative Redeemable Preferred Stock(3)	1,610,000	40,250	1.2%
7.500% Series F Cumulative Redeemable Preferred Stock(3)	3,450,000	86,250	2.6%
Common Units Outstanding(4)	2,247,774	136,283	4.0%
Common Shares Outstanding(4)	32,707,444	1,983,052	58.8%

Total Equity		$2,320,835	68.8%

TOTAL MARKET CAPITALIZATION		$3,375,118	100.0%

(1)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $4.1 million at September 30, 2007.

(2)	Value based on $50.00 per share liquidation preference.

(3)	Value based on $25.00 per share liquidation preference.

(4)	Value based on closing share price of $60.63 on September 28, 2007.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Debt Analysis

At September 30, 2007

($ in millions)

TOTAL DEBT COMPOSITION

	% of	Weighted Average
	Total Debt	Interest Rate	Maturity
Secured vs. Unsecured Debt:
Secured Debt	37.8%	5.9%	3.4
Unsecured Debt	62.2%	4.1%	4.5
Floating vs. Fixed Rate Debt:
Fixed Rate Debt	91.7%	4.7%	4.2
Floating Rate Debt	8.3%	6.4%	2.6

Total Debt		4.8%	4.1

Total Debt Including Loan Fees		5.2%

UNSECURED LINE OF CREDIT

Total Line	Outstanding Balance	Expiration Date
$550.0	$52.0	April 2010

CAPITALIZED INTEREST & LOAN FEES

Quarter-to-Date	Year-to-Date
$4.6	$14.4

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Debt Analysis

At September 30, 2007

($ in thousands)

DEBT MATURITY SCHEDULE
Floating/ Fixed Rate	Effective Rate	Maturity Date		Remaining 2007	2008	2009	2010	2011	After 2011	Total
Unsecured Debt:
Floating	6.35%	4/26/2010	(1)				52,000			$52,000
Fixed	3.25%	4/15/2012							460,000	460,000	(2)
Fixed	5.72%	8/4/2010					61,000			61,000
Fixed	6.45%	8/4/2014							83,000	83,000

							113,000		543,000	656,000

Secured Debt:
Floating	6.34%	4/26/2010					35,500			35,500
Fixed	3.80%	8/1/2008		419	73,400					73,819
Fixed	7.20%	4/1/2009		623	2,604	75,475				78,702
Fixed	6.70%	12/27/2011		304	1,271	1,359	1,453	69,980		74,367
Fixed	5.57%	8/1/2012		313	1,296	1,370	1,449	1,532	71,517	77,477
Fixed	4.95%	8/1/2012		143	592	622	653	687	29,754	32,451
Fixed	8.13%	11/1/2014		97	701	760	824	894	2,023	5,299
Fixed	7.15%	5/1/2017		376	1,567	1,683	1,807	1,941	13,294	20,668

				2,275	81,431	81,269	41,686	75,034	116,588	398,283

Total	4.80%			$2,275	$81,431	$81,269	$154,686	$75,034	$659,588	$1,054,283

(1)	The maturity date does not reflect the one-year extension option.

(2)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $4.1 million at September 30, 2007.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

Included in this section are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on October 22, 2007, and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.

Net Operating Income:

Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI a operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.

Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, other non-property income and expenses, gains and losses from property dispositions, discontinued operations, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.

However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Same Store Net Operating Income:

Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.

However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, interest expense, depreciation and amortization costs, other non-property income and expenses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Management Statements on Non-GAAP Supplemental Measures

EBITDA:

Management believes that earnings before interest expense, depreciation and amortization, preferred dividends and distributions, minority interests and impairment loss (“EBITDA”) is a useful supplemental measure of the Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.

Funds From Operations:

Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The Company computes FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). The White Paper defines FFO as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures. Other REITs may use different methodologies for calculating FFO and, accordingly, the Company’s FFO may not be comparable to other REITs.

Because FFO excludes depreciation and amortization, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, providing perspective on operating performance not immediately apparent from net income. In addition, management believes that FFO provides useful information to the investment community about the Company’s operating performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs.

However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs that could materially impact the Company’s results of operations.

Funds Available for Distribution:

Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the non cash amortization of deferred financing costs and share-based awards, contractual cash rents received in advance of revenue recognition, the loss on derivative instruments, the original issuance costs of redeemed preferred units, the impairment losses on properties held for sale, and net gains on terminations of profit participation agreements, then subtracting tenant improvements, leasing commissions and recurring capital expenditures, significant non-cash gains, and gains associated with insurance proceeds, and eliminating the net effect of straight-line rents, amortization of deferred revenue related to tenant improvements, and above (below) market rents for acquisition properties. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to stockholders by adjusting FFO for the impact of certain cash and non cash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Reconciliation of Same Store Net Operating Income to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Same Store Cash Net Operating Income	$42,873	$44,437	$135,048	$130,414
Adjustment:
GAAP Straight Line Rental Income	1,202	1,816	3,597	6,814
Other Non-Cash GAAP Adjustments, net	264	(583)	316	(31)

Same Store GAAP Net Operating Income	44,339	45,660	138,961	137,197
Adjustment:
Non-Same Store GAAP Net Operating Income	5,306	486	6,658	13,610

Net Operating Income including discontinued operations	49,645	46,156	145,619	150,807
Adjustment:
Net Operating Income, as defined, from discontinued operations	(65)	(137)	(144)	(11,918)

Net Operating Income, as defined(1)	49,580	46,019	145,475	138,889
Adjustments:
Other Expenses:
General and administrative expenses	(8,719)	(5,673)	(27,227)	(15,322)
Interest expense	(9,009)	(10,312)	(26,737)	(33,491)
Depreciation and amortization	(18,771)	(17,764)	(53,753)	(52,808)
Other Income and Expense:
Interest and other investment income	305	359	1,295	841
Net settlement receipts on interest rate swaps		299		747
Loss on derivative instruments		(324)		(580)

Income from Continuing Operations	13,386	12,604	39,053	38,276
Minority interests	(2,017)	(1,990)	(5,998)	(6,339)
Income from discontinued operations	61	23,362	12,752	38,342
Preferred dividends	(2,402)	(2,402)	(7,206)	(7,206)

Net Income Available for Common Stockholders	$9,028	$31,574	$38,601	$63,073

(1)	Please refer to page 26 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Reconciliation of EBITDA to Net Income Available to Common Stockholders

(unaudited, $ in thousands)

	Three Months Ended September 30,
	2007	2006
Net Income Available for Common Stockholders	$9,028	$31,574
Preferred dividends	2,402	2,402
Adjustments for Continuing Operations:
Interest expense	9,009	10,312
Depreciation and amortization	18,771	17,764
Distributions on Cumulative Redeemable Preferred units	1,397	1,397
Minority interest in earnings of Operating Partnership	620	593
Adjustments for Discontinued Operations:
Interest expense
Depreciation and amortization		459
Net gain on disposition of discontinued operations		(25,603)
Minority interest in loss of Operating Partnership	4	1,919

EBITDA Before Minority Interests(1)	$41,231	$40,817

(1)	Please refer to page 27 for a Management Statement on EBITDA before minority interests.

Kilroy Realty Corporation

Third Quarter 2007 Supplemental Financial Report

Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities

(unaudited, $ in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Funds Available for Distribution(1)	$18,309	$21,002	$71,337	$72,774
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	9,369	4,200	18,545	11,844
Depreciation for furniture, fixtures and equipment	211	245	642	639
Accrued preferred dividends	2,402	2,402	7,206	7,206
Distributions on Cumulative Redeemable Preferred units	1,397	1,397	4,191	4,191
Provision for uncollectible tenant receivables	(111)	59	(310)	402
Net settlement receipts on interest rate swaps		(299)		(747)
Net gain on termination of profit participation agreement			(4,848)
Changes in assets and liabilities(2) (3)	10,773	4,765	19,769	(63,918)
Other adjustments, net	(228)	(44)	207	(355)

GAAP Net Cash Provided by Operating Activities	$42,122	$33,727	$116,739	$32,036

(1)	Please refer to page 27 for a Management Statement on Funds Available for Distribution.

(2)	Includes changes in the following assets and liabilities: marketable securities; current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; rents received in advance and security deposits; and deferred revenue.

(3)	Amount for the nine months ended September 30, 2006 includes a $71.7 million cash award approved by the Executive Compensation Committee and paid to the Company’s executive officers in January 2006. The payment represents the amount earned by the Company’s executive officers under a special long-term compensation program for the approximate three-year period ended December 31, 2005. Amounts were previously reflected in FAD as compensation was expensed for financial reporting purposes.